Government grant advances and loans	9 Months Ended
Sep. 30, 2020
Government Grant Advances And Loans [Abstract]
Government grant advances and loans	Government grant advances and loansOn April 30, 2020, the Company finalized €5 million of new French government debt financing that was received in May 2020 as part of the French COVID-19 economic support plan. The French loan is unsecured and can, at Sequans’ option, be repaid in full in one year plus 1.75% interest or, with one to four months’ notice before April 30, 2021, be repaid over the following five years. The Company intends to exercise the option to repay over an additional five years (from May 2021 to May 2026). As of September 30, 2020, $1,131,000 has been classified as current.